UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 18, 2026
Date of Report (date of earliest event reported)
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Innventure, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-42303 (Commission File Number)	93-4440048 (I.R.S. Employer Identification Number)
6900 Tavistock Lakes Blvd, Suite 400 Orlando, Florida 32827
(Address of principal executive offices and zip code)
(321) 209-6787
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INV	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On March 18, 2026, Innventure, Inc. (the “Company”) filed a registration statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission to register the resale of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) by certain selling stockholders.
The Registration Statement does not represent new equity issuances or stockholder dilution, rather, it consolidates prior registration statements to fulfill existing contractual obligations relating to previously disclosed securities and contractual arrangements. Specifically, the Registration Statement consolidates the Company’s three prior registration statements on Form S-1 (File Nos. 333-282971, 333-286558, and 333-291034) into a single registration statement on Form S-3 to streamline the Company’s resale registration process.
The shares of Common Stock covered by the Registration Statement either (i) have already been issued, are currently outstanding and were previously registered on prior registration statements on Form S-1 or (ii) are to be issued upon the conversion or exercise of previously issued securities that the Company has disclosed and for which the Company has previously received consideration or adopted pursuant to existing agreements.
The Company will not receive any proceeds from the resale of shares of Common Stock by the selling stockholders, except to the extent the Company elects to issue shares at its discretion pursuant to its Standby Equity Purchase Agreement with YA II PN, Ltd, dated as of October 24, 2023, or receives proceeds from the cash exercise of certain warrants, as further described in the Registration Statement.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNVENTURE, INC.

Date: March 18, 2026	By:	/s/ David Yablunosky
	Name:	David Yablunosky
	Title:	Chief Financial Officer